AMENDMENT NO. 3
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 3, dated as of July 18, 2005 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC (the "NYM Company"), NEW YORK MORTGAGE FUDING, LLC ("NYM Funding" and together with NYM Company, the "Sellers") and NEW YORK MORTGAGE TRUST, INC. (the "Guarantor").

RECITALS

The Buyer, the Sellers and the Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 30, 2005, as amended by Amendment No. 1, dated as of April 29, 2005 and Amendment No. 2, dated as of May 10, 2005 (the "Existing Master Repurchase Agreement"; as amended by this Amendment, the "Master Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement.

The Buyer, the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Sellers and the Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1. Temporary Amendments. For purposes of this Amendment, this Section 1 will be effective solely during the period beginning on July 18, 2005 through and including August 17, 2005 (the "Waiver Period").

SECTION 2. Definitions. Section 2 of the Existing Master Repurchase Agreement is hereby amended by deleting clause (xiii) of the definition of "Market Value" in its entirety and replacing it with the following language:

"(xiii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are Purchased Mortgage Loans exceeds $50 million;"

SECTION 3. Conditions Precedent. This Amendment shall become effective on July 18, 2005 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

3.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Seller; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. **GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.**

SECTION 8. Reaffirmation of Guaranty. Parent Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Parent Guaranty and acknowledges and agrees that such Parent Guaranty shall apply to all of the Obligations under the Repurchase Agreement, as it may be amended, modified and in effect, from time to time

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By: Bruce S Kaiserman
Name: BRUCE S. KAISERMAN
Title: VICE PRESIDENT

Seller:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By: ____________________
Name:
Title:

Seller:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By: ____________________
Name:
Title:

Parent Guarantor:

NEW YORK MORTGAGE TRUST, INC.,
as Parent Guarantor

By: ____________________
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By: ______________________
Name:
Title:

Seller:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By: ______________________
Name: Steven B. Schnall
Title: President/CEO

Seller:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By: ______________________
Name: Steven B. Schnall
Title: President/CEO

Parent Guarantor:

NEW YORK MORTGAGE TRUST, INC.,
as Parent Guarantor

By: ______________________
Name: Steven B. Schnall
Title: Chairman/Co-CEO